UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 16, 2005
Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27406 (Commission File No.)	94-3173928 (IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303
(Address of principal executive offices, including zip code)

(650) 843-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 16, 2005 Connetics Corporation, announced that Greg Vontz has been appointed by the Board of Directors to the post of President of Connetics, effective immediately. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated February 16, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Sanjiv S. Dhawan
Sanjiv S. Dhawan
Vice President, Corporate Counsel

Date: February 18, 2005

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated February 16, 2005